UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 07, 2023

Inland Real Estate Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-55146	45-3079597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 218-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

Fifth Amendment and Restatement of the Share Repurchase Program

On November 7, 2023, the Inland Real Estate Income Trust, Inc. (the “Company”) board of directors authorized and approved the Fifth Amended and Restated Share Repurchase Program (the “Fifth SRP”). Under the revised program, the requirement that funding for share repurchases be limited to a percentage of the net proceeds received by the Company from the issuance of shares of common stock under the Company’s distribution reinvestment plan has been eliminated. The board will have discretion to establish the proceeds available to fund repurchases each quarter and may use proceeds from all sources available to the Company, in the board’s sole discretion. The board will, however, continue to have discretion to determine the amount of repurchases, if any, to be made each quarter based on its evaluation of the Company’s business, cash needs and any other requirements of applicable law. The Company will send notice of the Fifth SRP to its stockholders on or about November 20, 2023. The description of the Fifth SRP in this Current Report on Form 8-K is a summary and does not purport to describe the Fifth SRP in its entirety and is qualified in its entirety by the terms of the Fifth SRP attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 7, 2023, the Company held its 2023 annual meeting of stockholders. At the annual meeting, the Company’s stockholders: (i) elected the two nominees listed below to serve as Class II directors; and (ii) ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The proposals are described in detail in the Company’s definitive proxy statement dated August 14, 2023, as amended. Both of the Class II directors will serve for a term of three years, until the Company’s 2026 annual meeting of stockholders, and each will continue in office until his or her successor has been duly elected and qualifies, or until his or her earlier death, removal, resignation or retirement. A total of 18,409,569 shares were present at the meeting in person or by proxy, out of a total number of 36,155,115 shares of the Company’s common stock issued and outstanding and entitled to vote at the annual meeting, representing approximately 50.92% of the shares entitled to be voted. The voting results for each proposal were as follows:

(1)
Election of directors:

Class II Director Nominee	For	Withheld (Against)	Broker Non-Votes
Stephen L. Davis	9,781,620	509,275	8,118,674
Mitchell A. Sabshon	9,746,584	544,311	8,118,674
(2)
Ratification of the selection of KPMG LLP as independent registered public accounting firm for the year ending December 31, 2023:

Votes For	Withheld (Against)	Abstentions
18,000,002	174,081	235,486

No other proposals were submitted to a vote of the stockholders at the Company’s 2023 annual meeting of stockholders.

Item 7.01 Regulation FD Disclosure.

The Company prepared a letter to its stockholders regarding the Company’s share repurchase program. A copy of the letter to stockholders is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as “may,” “can,” “would,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “seek,” “appear,” or “believe.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions such as persistently high inflation and increasing interest rates, the effects of the COVID-19 pandemic and measures taken to combat it, competition from internet retailers with our tenants for sales revenue, unforeseen events affecting the commercial real estate industry, retail real estate, or particular markets, and other factors detailed under Risk Factors in our most recent annual report on Form 10-K as of December 31, 2022, filed on March 23, 2023 and all other subsequent filings with the SEC after that date, including quarterly reports on Form 10-Q. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Fifth Amended and Restated Share Repurchase Program effective December 27, 2023
99.1	Form of Letter to Stockholders
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	November 13, 2023	By:	/s/ Cathleen M. Hrtanek
Cathleen M. Hrtanek, Secretary